                                                                      EXHIBIT 23

                                   SIGNATURES


     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this annual report on Form 10-K to be signed on its behalf by the undersigned, thereunto duly authorized.


                                            HON INDUSTRIES Inc.



Date:   February 13, 1995                   By /s/ Stanley M. Howe
       ------------------                   -----------------------------------
                                               Stanley M. Howe
                                               Chairman of the Board


          Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated. Each Director whose signature appears below authorizes and appoints Stanley M. Howe as his or her attorney-in-fact to sign and file on his or her behalf any and all amendments and post-effective amendments to this report.


Signature                                   Title                         Date
- ---------                                   -----                         ----

/s/   Stanley M. Howe                Chairman of the Board and          2/13/95
- --------------------------------     Director
Stanley M. Howe

/s/  Jack D. Michaels                President and CEO,                 2/13/95
- --------------------------------     Principal Executive Officer,
Jack D. Michaels                     and Director

/s/  Melvin L. McMains               Controller and                     2/13/95
- --------------------------------     Principal Accounting Officer
Melvin L. McMains

/s/  David C. Stuebe                 Vice President and                 2/13/95
- --------------------------------     Chief Financial Officer
David C. Stuebe

Signature                                   Title                         Date
- ---------                                   -----                         ----

/s/  Robert W. Cox                   Director                           2/13/95
- --------------------------------
Robert W. Cox



/s/  W. James Farrell                Director                           2/13/95
- --------------------------------
W. James Farrell

/s/  Lee Liu                         Director                           2/13/95
- --------------------------------
Lee Liu

/s/  Celeste C. Michalski            Director                           2/13/95
- --------------------------------
Celeste C. Michalski

/s/  Michael S. Plunkett             Director                           2/13/95
- --------------------------------
Michael S. Plunkett

/s/  Herman J. Schmidt               Director                           2/13/95
- --------------------------------
Herman J. Schmidt

/s/  Richard H. Stanley              Director                           2/13/95
- --------------------------------
Richard H. Stanley

/s/  Jan K. Ver Hagen                Director                           2/13/95
- --------------------------------
Jan K. Ver Hagen

/s/  Lorne R. Waxlax                 Director                           2/13/95
- --------------------------------
Lorne R. Waxlax

                                       20